Loss per share	3 Months Ended
Mar. 31, 2024
Loss per share [Abstract]
Loss per share
13.	Loss per share

	Three Months Ended March 31,
	2024	2023
Loss attributable to shareholders (in $’000)	(7,666)	(10,937)
Weighted average number of shares in issue	52,028,145	52,020,849
Basic and diluted loss per share (in USD)	(0.15)	(0.21)

For the three months ended March 31, 2024 and 2023, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the Share Option Plan, as the effect of including those shares would be anti-dilutive.